EXHIBIT 10.4

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination AND INTERCREDITOR Agreement (this “Agreement”) is entered into as of March 31, 2017, by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to below (“Senior Agent”), Thrivent Financial for Lutherans, a Minnesota nonprofit corporation (“Subordinated Creditor”), GEE Group Inc., an Illinois corporation (the “Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (together with the Parent and each Person joined hereto as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with each other Person joined hereto as a guarantor from time to time, collectively, the “Guarantors”, and each a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties” and each a “Loan Party”).

RECITALS

WHEREAS, Senior Agent, certain lenders from time to time party to the Senior Credit Agreement (collectively with the Senior Agent, the “Senior Lenders”), and the Loan Parties are party to that certain Revolving Credit, Term Loan and Security Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Senior Credit Agreement”), pursuant to which the Senior Lenders agreed to make certain term and revolving loans to the Borrowers;

WHEREAS, the Parent is party to (a) the 9.5% Convertible Subordinated Note dated April 3, 2017, in the original principal amount of $2,226,017.88, and (b) the 9.5% Convertible Subordinated Note dated April 3, 2017, in the original principal amount of $8,414,001.99 (such notes, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement notes therefor, being hereinafter collectively referred to as the “Subordinated Note”), pursuant to which Subordinated Creditor agreed to make subordinated loans to the Parent; and

WHEREAS, it is a condition precedent to the Senior Lenders making any loan and/or providing any other financial accommodation to the Borrowers pursuant to the Senior Credit Agreement that Subordinated Creditor and the Loan Parties enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Senior Credit Agreement. The following terms shall have the meanings set forth below:

“Agreement” means this Subordination and Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

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“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors.

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Grantor upon which a Lien is granted or purported to be granted by such Grantor as security for all or any part of the Senior Indebtedness.

“Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect.

“DIP Financing” has the meaning specified therefor in Section 5(c) hereof.

“Disposition” or “Dispose” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.

“Distribution” means, with respect to any indebtedness or obligation, (a) any direct or indirect payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any direct or indirect redemption, purchase or other acquisition of such indebtedness or obligation by any Person, or (c) any direct or indirect acquisition by any Borrower or any of its Affiliates of any equity or other interest in any Person that holds any such indebtedness or obligation.

“Effective Date Amount” has the specified therefor in Section 6(a) hereof.

“Enforcement Action” means any action to enforce or attempt to enforce any right or remedy available with respect to the Subordinated Indebtedness under the Subordinated Documents, applicable law or otherwise, including any action to (a) accelerate the maturity of, or demand as immediately due and payable, all or any part of the Subordinated Indebtedness, (b) exercise any put option, any right of mandatory redemption or any similar right or otherwise cause any Loan Party to honor any redemption or mandatory prepayment or any obligation to make an offer to repurchase under any Subordinated Document, (c) exercise any right of set-off, (d) realize or foreclose upon, repossess, sell or otherwise dispose of, liquidate, or otherwise restrict or interfere with the use of, any Collateral, (e) commence, continue or participate in (other than as a defendant or co-defendant (or in a comparable capacity) in defense of its own interests or in reply to any Insolvency Proceeding brought against Subordinated Creditor) any Insolvency Proceeding or other collection or enforcement action of any kind, against any Loan Party or any other Grantor (including any insolvency, bankruptcy, dissolution or liquidation proceeding), in any case, seeking, directly or indirectly, to enforce any rights or remedies, or to enforce any of the obligations incurred by the Loan Parties or other Grantors, under or in connection with the Subordinated Indebtedness or the Subordinated Documents, or (f) commence or pursue any judicial, arbitral or other proceeding or legal action of any kind, seeking injunctive or other equitable relief to prohibit, limit or impair the commencement or pursuit by the Senior Creditors of any of their rights or remedies under or in connection with the Senior Documents or otherwise available to the Senior Creditors under applicable law; provided, however, that the term “Enforcement Action” shall not include (i) if an Insolvency Proceeding has been commenced by or against any Grantor, subject to Section 5(b) hereof, filing of a Proof of Claim with respect to the Subordinated Indebtedness, (ii) any suit or action initiated or maintained to prevent the loss of a claim as a result of the running of any applicable statute of limitations or other similar restriction on claims, (iii) filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of Subordinated Creditor, (iv) any non-judicial procedural actions that may be required or desired as a precondition to acceleration or relating to preservation of rights (such as giving a notice of default or reservation of rights (including acceleration subject to the terms of this Agreement)), (v) the automatic acceleration of the Subordinated Indebtedness upon the initiation of an Insolvency Proceeding under the Bankruptcy Code or (vi) conversion of the outstanding principal of and accrued interest on the Subordinated Indebtedness into common Equity Interests of the Parent pursuant to the Subordinated Note.

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“Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

“Finally Paid” or “Final Payment,” when used in connection with the Senior Indebtedness means the full and final payment in immediately available funds of all of the Senior Indebtedness and the termination in writing of the Senior Lenders’ obligations to make loans or other advances or financial accommodations to the Loan Parties under the Senior Documents. The repayment of any Senior Indebtedness pursuant to a Refinancing permitted hereunder shall not constitute “Final Payment” of the Senior Indebtedness being Refinanced.

“Grantor” means any Loan Party or any other Person that may from time to time execute and deliver an agreement, document, or instrument pursuant to which a Lien is granted securing any Senior Indebtedness or Subordinated Indebtedness or under which rights or remedies with respect to such Liens are governed, as a “debtor,” “grantor,” or “pledgor” (or the equivalent thereof).

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Loan Party” has the meaning specified therefor in the preamble hereto.

“Obligor” has the meaning specified therefor in Section 10 hereof.

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“Permitted Payments” means, with respect to the Subordinated Indebtedness, payment of (a) common Equity Interests of the Parent in connection with (i) the payment of interest under Section 2 of the Subordinated Note or (ii) the conversion of the outstanding principal of and accrued interest on the Subordinated Indebtedness into common Equity Interests of the Parent pursuant to Section 4 of the Subordinated Note, (b) Restructuring Securities in connection with an Insolvency Proceeding, (c) PIK Payments, and (d) from January 1, 2018, through and including December 31, 2018, such amounts (not exceeding the Effective Date Amount) as are permitted to be paid by the Loan Parties under Section 7.17(b)(iv) of the Senior Loan Agreement.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“PIK Payments” means payments of interest as required by the Subordinated Documents (as in effect on the date hereof or amended in accordance with the terms hereof) that are in the form of additional Subordinated Notes (or the increase of the principal amount of the Subordinated Notes), and the accrual or capitalization of interest otherwise prohibited by the terms of this Agreement, in each case, in lieu of cash payments and that are in all respects subordinate and junior in right of payment to the Senior Indebtedness to at least the same extent as the Subordinated Indebtedness as set forth in this Agreement.

“Proof of Claim” has the meaning specified therefor in Section 5(b) hereof.

“Recovery” has the meaning specified therefor in Section 5(h) hereof.

“Refinance” means, in respect of any Senior Indebtedness or Subordinated Indebtedness, to refinance, extend, renew, defease, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part in accordance with the terms of this Agreement. “Refinanced” and “Refinancing” shall have correlative meanings.

“Restructuring Securities” means any debt or equity securities that are distributed to Subordinated Creditor in respect of the Subordinated Indebtedness pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Indebtedness (or any debt or equity securities issued in substitution of all or any portion of the Senior Indebtedness) to at least the same extent as the Subordinated Indebtedness is subordinated to the Senior Indebtedness pursuant to the terms of this Agreement (including, with respect to any covenants, defaults or other provisions that have corresponding provisions in the Senior Documents, with cushions consistent with the cushions included on the date hereof), (b) do not have the benefit of any obligation of any entity (whether as issuer, guarantor or otherwise) unless the Senior Indebtedness has a prior right to the same benefit of the obligation of such entity, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of the Senior Indebtedness (or any debt or equity securities issued in substitution of all or any portion of the Senior Indebtedness).

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“Senior Agent” has the meaning specified therefor in the Recitals hereto.

“Senior Creditors” means the Senior Agent, the Senior Lenders and any other Person who holds Senior Indebtedness.

“Senior Documents” means the Senior Credit Agreement and the other “Loan Documents” as such term is defined in the Senior Credit Agreement and shall include this Agreement, in each case, as the same may be amended, modified, restated or Refinanced from time to time.

“Senior Credit Agreement” has the meaning specified therefor in the Recitals hereto.

“Senior Indebtedness” means all principal, interest and other Obligations at any time due and owing by any Loan Party to the Senior Lenders and/or any other Senior Creditors, or any of them, arising out of or incurred in connection with the Senior Documents or other documents executed in connection with the obligations thereunder (and any indebtedness which Refinances such principal, interest, fees (including any prepayment premium) or other Obligations), as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include interest which accrues on the principal amount of the Senior Indebtedness, and expenses incurred, subsequent to the commencement of an Insolvency Proceeding, whether or not such interest or expenses is an allowed claim under applicable law.

“Senior Lenders” has the meaning specified therefor in the Recitals hereto.

“Subordinated Creditor” has the meaning specified therefor in the Preamble hereto.

“Subordinated Documents” means the Subordinated Note and any and all other documents, agreements, writings or instruments executed in connection therewith or pursuant thereto evidencing the amounts payable thereunder (other than, for the avoidance of doubt, the SNI Acquisition Agreement), in each case, as in effect on the date hereof and as amended, modified, restated or Refinanced in accordance with the terms hereof.

“Subordinated Indebtedness” means all indebtedness and other obligations of any Loan Party of any kind or nature whatsoever to Subordinated Creditor arising under or related to the Subordinated Documents, including all present and future loans, advances, debts, liabilities, obligations, and indebtedness otherwise owing by any Loan Party to Subordinated Creditor, whether evidenced by any note, guaranty or other instrument or document, whether absolute or contingent, due or to become due, including all interest, charges, expenses, fees, attorneys’ fees and any other sums chargeable to such Loan Party.

“Subordinated Note” has the meaning specified therefor in the Recitals hereto.

“UCC” means Article 9 of the Uniform Commercial Code, as in effect in any applicable jurisdiction.

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(b) Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

2. Subordination.

(a) Subordination of Debt. Notwithstanding anything to the contrary in the Subordinated Documents, Subordinated Creditor hereby acknowledges the incurrence by the Loan Parties of the Senior Indebtedness and the consummation of each of the transactions contemplated by the Senior Documents, including the grant by each Loan Party of the Liens in favor of the Senior Agent for the benefit of the Senior Lenders. To the extent and the manner set forth in this Agreement, the Subordinated Indebtedness is hereby expressly made subordinate, junior and subject in right of payment to the Final Payment of the Senior Indebtedness. Such subordination is for the benefit of each present and future Senior Agent and Senior Lender, each of whom shall be entitled to enforce this Agreement as party hereto or as a third party beneficiary hereof. Each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, shall be deemed to have acquired Senior Indebtedness in reliance upon the terms and provisions of this Agreement.

(b) Restriction on Payments. Notwithstanding anything in the Subordinated Documents to the contrary and in addition to any other limitations set forth herein or therein, except as expressly set forth in this Agreement, until the date on which the Senior Indebtedness is Finally Paid, no Loan Party shall make or agree to make and Subordinated Creditor shall not accept, take or receive, directly or indirectly, any Distribution on account of the Subordinated Indebtedness (other than, in connection with an Insolvency Proceeding, Restructuring Securities), and no Loan Party shall segregate or hold in trust money for any such Distribution. Notwithstanding anything to the contrary herein, the Loan Parties may make and Subordinated Creditor may receive Permitted Payments.

(c) Turnover. In the event that any Loan Party shall make or Subordinated Creditor shall collect any Distribution on account of the Subordinated Indebtedness in contravention of this Agreement (excluding Permitted Payments) (including in an Insolvency Proceeding), such payment or distribution shall not be commingled with any asset of Subordinated Creditor, shall be held in trust by Subordinated Creditor for the benefit of Senior Agent, and shall be promptly paid over to Senior Agent in precisely the form received by Subordinated Creditor (except for any necessary endorsement), for application to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is Finally Paid. In the event Subordinated Creditor fails to pay over to Senior Agent any such Distribution, Senior Agent or any of its officers or employees are hereby irrevocably authorized on behalf of Subordinated Creditor to cause the same to be paid over.

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3. Absence of Liens; Guaranties; Prohibition on Contesting Liens.

(a) Subordinated Creditor agrees that it does not have and will not acquire, without the prior written consent of the Senior Lenders, any Lien against any Loan Party, any other Grantor and/or any of the Collateral. If, notwithstanding the foregoing, Subordinated Creditor has or acquires any Lien of any kind against any Loan Party, any other Grantor and/or any of the Collateral, (i) any such Lien to which the Senior Lenders have not consented in writing shall be promptly released, discharged and terminated of record, and (ii) until released, discharged and terminated, such Lien shall be subordinate and subject to the Lien against any Loan Party, any other Grantor and/or the Collateral of the Senior Creditors arising from or out of the Senior Indebtedness, regardless of the order or time as of which any Lien attaches to any of the Collateral, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Lien, or the physical possession of any of the Collateral, until the Senior Indebtedness is Finally Paid. Subordinated Creditor hereby appoints Senior Agent as its attorney-in-fact for purposes of releasing, discharging and terminating of record any such Lien (such appointment of Senior Agent as attorney-in-fact shall be deemed irrevocable until such time as the Senior Indebtedness has been Finally Paid).

(b) Guaranties. Subordinated Creditor shall not accept a guaranty from any Person with respect to any of the Subordinated Indebtedness unless such Person has given to Senior Agent, on behalf of the Senior Lenders, a like guaranty of the Senior Indebtedness and such Person’s guaranty of the Subordinated Obligations is subordinate to such Person’s guaranty of the Senior Indebtedness on the same terms and conditions contained herein.

(c) Prohibition on Contesting Liens. Subordinated Creditor, agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity, or enforceability of any Lien held by or on behalf of any Senior Creditor in the Collateral or the provisions of this Agreement; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of Subordinated Creditor to enforce the terms of this Agreement.

4. Exercise of Remedies.

(a) Standstill. At any time that is prior to the Final Payment of the Senior Indebtedness, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Subordinated Creditor will not exercise any Enforcement Action.

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(b) Exclusive Enforcement Rights. At all times prior to the Final Payment of the Senior Indebtedness, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Senior Agent and Senior Creditors shall have the exclusive right to exercise any Enforcement Action without any consultation with or the consent of Subordinated Creditor. Senior Agent and Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder and related thereto, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral, to incur expenses in connection with such Disposition, and to exercise all the rights and remedies of a secured creditor under applicable law.

(c) Non-Interference. At all times prior to the Final Payment of the Senior Indebtedness, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Subordinated Creditor, hereby:

(i) agrees it will not contest, protest, oppose or object to (or support any other Person contesting, protesting, opposing or objecting to) any Enforcement Action by Senior Agent or any Senior Creditor and that it will not otherwise take any action that would restrain, hinder, limit, delay, or otherwise interfere with any Enforcement Action by Senior Agent or any Senior Creditor, or that is otherwise prohibited hereunder;

(ii) waives any and all rights it may have to object to the manner in which Senior Agent or Senior Creditors seek to enforce or collect the Senior Indebtedness or the Liens securing the Senior Indebtedness, regardless of whether any action or failure to act by or on behalf of Senior Agent or Senior Creditors is adverse to the interest of Subordinated Creditor; and

(iii) acknowledges and agrees that no covenant, agreement or restriction contained in the Subordinated Documents shall be deemed to restrict in any way the rights and remedies of Senior Agent or Senior Creditors with respect to the Collateral as set forth in this Agreement and the Senior Documents.

(d) Legend. At the request of Senior Agent, Subordinated Creditor and the Loan Parties will the cause the Subordinated Note and any instrument or document issued after the date hereof by a Loan Party evidencing the Subordinated Indebtedness, if any, to be indorsed with substantially the following legend:

“Notwithstanding anything herein to the contrary, this [instrument/document] is subject to the terms and provisions of that certain Subordination and Intercreditor Agreement, dated as of March 31, 2017 (the “Subordination and Intercreditor Agreement”), by and among PNC Bank, National Association, as agent for certain lenders, Thrivent Financial for Lutherans, and the other parties signatory thereto from time to time. In the event of any conflict between the provisions of this instrument and the Subordination and Intercreditor Agreement, the terms of the Subordination and Intercreditor Agreement shall govern.”

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In the event any legend is omitted, Senior Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of Subordinated Creditors to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Subordinated Indebtedness to the subordination thereof contained in this Agreement. In addition, each Loan Party's books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holders of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Agent is authorized to examine such books from time to time and to make any notations required by this Agreement.

5. Insolvency Proceedings.

(a) Enforceability and Continuing Priority. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditors, on the one hand, and Subordinated Creditor, on the other hand, even if all or part of the Liens securing such Senior Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Insolvency Proceeding (or if all or part of the Senior Indebtedness is subordinated, set aside, avoided or disallowed in connection with any such Insolvency Proceeding as a result of a fraudulent conveyance or fraudulent transfer statute or if any interest accruing on the Senior Indebtedness following the commencement of such Insolvency Proceeding is otherwise disallowed). Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

(b) Proof of Claim; Voting.

(i) In the event of any Insolvency Proceeding, if Subordinated Creditor has not filed any proof of claim or other instrument of similar character necessary to enforce the obligations of any Loan Party in respect of the Subordinated Indebtedness (a “Proof of Claim”) 10 days before the expiration of the time to file the same, then and in such event, but only in such event, the Senior Agent may (but shall not be required to), as attorney-in-fact for Subordinated Creditor, duly file such Proof of Claim, and Subordinated Creditor, by its acceptance of the Subordinated Indebtedness, appoints the Senior Agent as an attorney-in-fact for Subordinated Creditor for the limited purpose of filing any such Proof of Claim in accordance with the terms of this Section 5(b). In the event the Senior Agent makes any filing in accordance with the authority granted hereby, Subordinated Creditor shall not be entitled to amend or otherwise modify such filing without the prior written consent of the Senior Agent.

(ii) Without limiting the covenants of Subordinated Creditor in this Section 5 but subject to the specific rights of Subordinated Creditor set forth in this Section 5, in no event shall Subordinated Creditor support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (A) provides for the Final Payment of all Senior Indebtedness or (B) is accepted by the class of holders of the Senior Indebtedness voting thereon and is supported by Senior Agent.

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(c) Financing. If, at any time prior to the Final Payment of the Senior Indebtedness, any Grantor shall be subject to any Insolvency Proceeding and Senior Agent consents to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code, “Cash Collateral”) on which Senior Agent has a Lien or permits any Grantor to obtain financing under Section 364 of the Bankruptcy Code or any similar bankruptcy law (such financing, a “DIP Financing”), then Subordinated Creditor shall consent to, and raise no objection to such Cash Collateral use or DIP Financing. Subordinated Creditor shall not, directly or indirectly, provide or offer to provide, any DIP Financing to any Grantor, or support any DIP Financing to any Grantor that is offered or proposed by a Person other than Senior Agent or Senior Creditors.

(d) Sales. Until the Final Payment of the Senior Indebtedness, Subordinated Creditor will consent, and will not object to or oppose a motion to Dispose of any Collateral free and clear of the Liens or other claims in favor of Subordinated Creditor under Section 363 of the Bankruptcy Code if Senior Agent has consented to such Disposition of such assets.

(e) Relief from the Automatic Stay. Until the Final Payment of the Senior Indebtedness, Subordinated Creditor agrees not to (i) seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral, without the prior written consent of Senior Agent, or (ii) oppose any request by the Senior Agent or any Senior Creditor to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral.

(f) Adequate Protection. In any Insolvency Proceeding involving a Grantor, Subordinated Creditor agrees that, until the Final Payment of the Senior Indebtedness, it shall not contest (or support any other Person contesting) (i) any request by Senior Agent or other Senior Creditors for adequate protection with respect to the Senior Creditors’ rights in the Collateral or (ii) any objection by Senior Agent or Senior Creditors to any motion, relief, action, or proceeding based on Senior Agent or other Senior Creditors claiming a lack of adequate protection.

(g) Waivers. Subordinated Creditor shall not object to, oppose, take any action or vote in any way so as to directly or indirectly challenge or contest (in an Insolvency Proceeding or otherwise) (i) any claim by Senior Agent or any Senior Creditor for allowance in any Insolvency Proceeding of Senior Indebtedness consisting of post-petition interest, fees, or expenses, (ii) the validity, perfection, priority or the enforceability of the Senior Credit Agreement, the other Senior Documents or the Liens granted to Senior Agent and the Senior Creditors with respect to the Senior Indebtedness, (iii) the validity or enforceability of the subordination provisions contained in this Agreement or (iv) the rights and duties of Senior Agent and the Senior Creditors established in the Senior Credit Agreement or any other Senior Document to the extent such rights and duties are not, and/or have not been exercised in a manner, prohibited by any of the terms of this Agreement. At any time prior to the Final Payment of the Senior Indebtedness, nothing contained herein shall prohibit or in any way limit Senior Agent or any Senior Creditor from objecting in any Insolvency Proceeding to any action taken by Subordinated Creditor, including the assertion by Subordinated Creditor of any of its rights and remedies under the Subordinated Documents.

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(h) Avoidance Issues. If any Senior Creditor is required in any Insolvency Proceeding or otherwise to turn over, disgorge or otherwise pay to the estate of any Grantor any amount paid (a “Recovery”) in respect of Senior Indebtedness, then such Senior Creditors shall be entitled to a reinstatement of the Senior Indebtedness with respect to all such recovered amounts, and all rights, interests, priorities and privileges recognized in this Agreement shall apply with respect to any such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(i) Plan of Reorganization. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of the Senior Indebtedness and on account of the Subordinated Indebtedness, then, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to such debt obligations. Nothing in this Agreement prohibits or limits the right of Subordinated Creditor to receive and retain any Restructuring Securities that are issued by a reorganized debtor pursuant to a confirmed plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, so long as (i) in the case of equity securities, if such equity securities provide for mandatory redemption or mandatory dividend payments, the payment thereof shall be in accordance with, and subject to the relative priorities provided in, this Agreement and (ii) in the case of debt securities, any payment and Liens in respect of such debt securities shall be in accordance with, and subject to the relative priorities provided in, this Agreement.

6. Representations and Warranties.

(a) Loan Parties. As of the date hereof, each Loan Party hereby represents and warrants that (i) the Senior Agent has been furnished with true and correct copies of all instruments and securities evidencing the Subordinated Indebtedness, (ii) the aggregate principal amount of the Subordinated Indebtedness outstanding as of the date hereof is $10,640,020 (the “Effective Date Amount”), and (iii) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity.

(b) Subordinated Creditor. Subordinated Creditor represents and warrants to the Senior Creditors that (i) Subordinated Creditor is a nonprofit corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) Subordinated Creditor has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (iii) the execution of this Agreement by Subordinated Creditor will not violate or conflict with the organizational documents of Subordinated Creditor or, to the knowledge of Subordinated Creditor, any law, regulation or order applicable to Subordinated Creditor, or, to the knowledge of Subordinated Creditor, require any consent or approval which has not been obtained, (iv) this Agreement has been duly executed and delivered by Subordinated Creditor and constitutes a legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity, (v) Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Indebtedness, and (vi) the Subordinated Indebtedness is, and at all times prior to the termination of this Agreement shall remain, an unsecured obligation of the Parent.

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(c) Senior Agent. Senior Agent represents and warrants to Subordinated Creditor that as of the date hereof: (i) it is duly formed, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) it has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (iii) the execution of this Agreement by Senior Agent will not violate or conflict with its organizational documents, any material agreement binding upon Senior Agent or any law, regulation or order or require any consent or approval which has not been obtained, and (iv) this Agreement has been duly executed and delivered by Senior Agent and constitutes a legal, valid and binding obligation of Senior Agent, enforceable against Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

7. Affirmative and Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid, without the prior written consent of Senior Lenders: (a) no Loan Party shall discharge the Subordinated Indebtedness other than in accordance with its terms and the terms hereof; (b) Subordinated Creditor shall not demand or accept from any Loan Party or other Person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with its terms and the terms hereof; (c) Subordinated Creditor shall not hereafter give any subordination in respect of the Subordinated Indebtedness; (d) no Loan Party shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Creditor shall not receive any such writing, except upon the condition that such instrument, security or other writing shall bear the legend referred to herein and a complete copy thereof shall be furnished to Senior Agent; and (e) neither any Loan Party nor Subordinated Creditor shall take any action contrary to Senior Agent’s and Senior Lenders’ priority position over Subordinated Creditor that is created by this Agreement. In addition to the foregoing, Subordinated Creditor acknowledges and agrees that: (i) the Senior Creditors have relied on the terms and provisions of this Agreement in executing and delivering the Senior Documents and in making the extensions of credit contemplated thereby and shall continue to rely on such terms and provisions in making extensions of credit from time to time pursuant to the Senior Documents, and (ii) Subordinated Creditor shall not contest or challenge (or support any other Person in contesting or challenging) (A) the validity, perfection, priority or enforceability of the Senior Indebtedness, the Senior Documents or any Liens of the Senior Agent and the Senior Lenders in the Collateral securing the Senior Indebtedness or (B) the validity or enforceability of the subordination provisions contained in this Agreement.

8. Obligation of Loan Parties Unconditional. The provisions hereof are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness, on the one hand, and Subordinated Creditor, on the other hand, and nothing contained herein is intended to or shall impair, as between the Loan Parties, on the one hand, and Subordinated Creditor, on the other hand, the obligation of the Loan Parties, which are absolute and unconditional, to pay the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of Subordinated Creditor and creditors of the Loan Parties, other than the Senior Lenders. The failure to make any payment with respect to the Subordinated Indebtedness by reason of this Agreement shall not be construed as preventing the occurrence of a default under any Subordinated Document.

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9. Amendments of the Credit Documents.

(a) Subordinated Documents. Until the Senior Indebtedness has been Finally Paid, Subordinated Creditor agrees that it will not, without the prior written consent of the Senior Agent, amend or modify in any manner whatsoever the Subordinated Documents the effect of which is to (i) increase the maximum principal amount of the Subordinated Indebtedness (other than to the extent permitted by the Senior Credit Agreement and as a result of PIK Payments), (ii) increase the yield payable on any of the Subordinated Indebtedness (it being understood that invoking the default rate set forth in the Subordinated Documents on the date hereof shall not be restricted hereunder), (iii) accelerate the dates upon which payments of principal or interest on the Subordinated Indebtedness are due, (iv) add or make more burdensome, in any material respect, any covenant or event of default with respect to the Subordinated Indebtedness, (v) make more burdensome the redemption or prepayment provisions of the Subordinated Indebtedness (other than notice or other provisions that do not involve payments), (vi) change or amend any other term of the Subordinated Documents if such change or amendment would increase in any material respect the obligations of the Loan Parties or confer additional material rights on Subordinated Creditor in a manner adverse to the Loan Parties or Senior Lenders, or (vii) take any Liens in the Collateral or any other assets securing Senior Indebtedness. The Subordinated Indebtedness may be Refinanced to the extent the terms and conditions of such Refinanced indebtedness are not less favorable (as determined by the Senior Lenders in their reasonable discretion) in the aggregate to the Senior Lenders than the terms and conditions of the Subordinated Documents as in effect on the date hereof (with such amendments as are permitted under this Section 10); provided, that (A) the maturity date thereof is the same or later than the maturity date of the Subordinated Documents as in effect on the date hereof, (B) prior to consummation of such Refinancing the holders of such Refinanced indebtedness shall have become party to this Agreement (pursuant to a joinder in form and substance reasonably satisfactory to Senior Agent), and (C) such Refinanced indebtedness shall be Subordinated Indebtedness, and the documents evidencing such Refinanced indebtedness shall be Subordinated Documents, for all purposes hereunder.

(b) Senior Documents. The Senior Lenders and the Loan Parties may modify, amend, restate, supplement, replace, Refinance, restructure or otherwise modify the Senior Documents, or waive any of the provisions thereof, in any manner whatsoever, all without consent of, or notice to, Subordinated Creditor without affecting the subordination set forth in this Agreement or the liabilities and obligations of Subordinated Creditor hereunder. Any Refinancing of the Senior Indebtedness shall be subject to the restrictions set forth in the preceding sentence. Additionally, (A) prior to consummation of any Refinancing of the Senior Indebtedness, the holders of such Refinanced indebtedness shall have become party to this Agreement (pursuant to a joinder in form and substance reasonably satisfactory to Subordinated Creditor), and (B) such Refinanced indebtedness shall be Senior Indebtedness, and the documents evidencing such Refinanced indebtedness shall be Senior Documents, for all purposes hereunder.

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10. Continued Effectiveness. No right of any present or future holder of any Senior Indebtedness to enforce the subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Loan Party or other Grantor; by any act or failure to act by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by any Loan Party or other Grantor with the terms hereof, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. Subordinated Creditor shall not be released, nor shall Subordinated Creditor’s obligation hereunder be in any way diminished, by any of the following: (a) the exercise or the failure to exercise by any Senior Creditor of any rights or remedies conferred on it or them under the Senior Documents, hereunder or existing at law, or against any of the Collateral; (b) the commencement of an action at law or the recovery of a judgment at law against any Loan Party or any obligor (“Obligor”) for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (c) the taking or institution or any other action or proceeding against any Loan Party or any Obligor; (d) any lack of validity or enforceability of any Senior Document or any other agreement or instrument related thereto; (e) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Creditor) by any Senior Lender or anyone acting for any Senior Lender; or (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Indebtedness or Subordinated Creditor or the Obligors in respect of this Agreement. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Creditors, from time to time, without prior notice to or the consent of Subordinated Creditor, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Creditor hereunder: (i) obtain a Lien or a security interest in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) subject to Section 10(b) hereof, renew, extend, or otherwise change the time for payment of the Senior Indebtedness or any installment thereof for any period; (iv) release or compromise any liability of any nature of any Person or entity with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any of the Collateral and direct the order or manner of sale thereof as Senior Agent may in its discretion determine; (vi) enforce their respective rights hereunder, whether or not such Senior Lender shall proceed against any other Person or entity; (vii) exercise their respective rights to consent to any action or non-action of any Loan Party which may violate the covenants and agreements contained in the Senior Documents, with or without consideration, on such terms and conditions as may be acceptable to them; (viii) exercise any of their respective rights conferred by the Senior Documents or by law; or (ix) subject to Section 10(b) hereof, amend or modify in any manner the Senior Credit Agreement or other Senior Documents.

11. Waivers. To the fullest extent permitted by law and except as to any notice specified in this Agreement, any notice which may not be waived in accordance with the UCC, or, with respect to the Loan Parties, any notice expressly required under the Senior Documents, each Loan Party and Subordinated Creditor hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which such Loan Party or Subordinated Creditor may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Creditor further waives, to the extent permitted by applicable law, any rights it may have under applicable law to assert the doctrine of marshaling or otherwise to require the Senior Lenders to marshal any Collateral for the benefit of Subordinated Creditor.

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12. Cumulative Remedies; Indulgences Not Waivers; Specific Performance. Each right, remedy and power granted to Senior Agent and Senior Creditors hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Senior Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Senior Agent or Senior Creditors, from time to time, concurrently or independently and as often and in such order as Senior Agent and/or Senior Creditors may deem expedient. Neither the failure nor any delay on the part of any Senior Creditor to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver of a right or obligation hereunder by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. Should Subordinated Creditor in any way take, attempt to, or threaten to take any action contrary to terms of this Agreement, including with respect to the Collateral, or fail to take any action required by this Agreement, Senior Agent or any Senior Creditor may seek relief against Subordinated Creditor by injunction, specific performance, or other appropriate equitable relief, it being understood and agreed that (a) Senior Creditors’ damages from such actions may at that time be difficult to ascertain and may be irreparable, and (b) Subordinated Creditor waives any defense that such Grantor and/or Senior Creditors cannot demonstrate damage and/or be made whole by the awarding of damages. Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by Senior Agent or Senior Creditors.

13. Inconsistent or Conflicting Provisions. In the event a provision of the Senior Documents or the Subordinated Documents is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

14. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and may be personally served or sent by facsimile, overnight courier service or certified or registered United States mail and shall be deemed to have been duly given, made and received (a) if delivered in person, when delivered; (b) if delivered by facsimile, on the date of transmission if transmitted on a Business Day before 5:00 p.m. (New York City time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, one Business Day after delivery to such courier properly addressed with courier fees prepaid; or (d) if by United States mail, 3 Business Days after deposit in the United States mail, postage prepaid and properly addressed as set forth below.

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If to Senior Agent or any Senior Creditor:

PNC Bank, National Association
200 South Wacker Drive, Suite 600
Chicago, Illinois 60606
Attention: Portfolio Manager
Telephone: (312) 454-2901
Facsimile: (312) 454-2919

with a copy to:

Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174-0208
Attention: Michael J. Loesberg, Esq.
Telephone: (212) 885-5000
Facsimile: (212) 885-5001

If to Subordinated Creditor:

Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Attention: Jenna Jenson and Geoff Huber
Email: Jenna.Jenson@Thrivent.com
Geoff.Huber@Thrivent.com
BoxThriventLimitedPartners@Thrivent.com

with a copy to:

Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402-1425
Attention: Leigh-Erin Irons
Facsimile: (612) 492-7077
Email: lirons@fredlaw.com

If to any Loan Party:

GEE Group Inc.
12950 Race Track Rd., Suite 216
Tampa, FL 33626
Attention: Andrew J. Norstrud, CFO
Telephone: (813) 803-8275
Email: andrew.norstrud@geegroup.com

with a copy to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173-1922
Attention: John J. Sullivan, Esq.
Telephone: (212) 547 5567
Email: jsullivan@mwe.com

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

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15. Benefit. Subordinated Creditor acknowledges that Senior Creditors would not have consented to the incurrence of the Subordinated Indebtedness but for the execution of this Agreement; therefore, Subordinated Creditor has received good, sufficient and adequate consideration for the making of this Agreement. Except as expressly provided in this Agreement, this Agreement is solely for the benefit of the Senior Creditors, Subordinated Creditor and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

16. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Agent, Subordinated Creditor and the Loan Parties.

17. Additional Documentation. Each Loan Party and Subordinated Creditor shall execute and deliver to Senior Agent such further instruments and shall take such further action as Senior Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

18. Successors and Assigns. This Agreement shall inure to the benefit of each Senior Creditor and Subordinated Creditor and their respective successors and assigns, and shall be binding upon each Loan Party, Senior Creditor and Subordinated Creditor and their respective successors and assigns, including any subsequent holders of the Senior Indebtedness or Subordinated Indebtedness. All references to Borrowers, Loan Parties and Grantors shall include such Person as debtor and debtor-in-possession and any receiver or trustee for any such Person in any Insolvency Proceeding. Each Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer the Senior Indebtedness in accordance with the Senior Credit Agreement, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by such Senior Lender to enforce this Agreement in full against each Loan Party and Subordinated Creditor, by suit or otherwise, for its own respective benefit; provided, that such successor, assignee or transferee agrees to be bound by the terms of this Agreement. Subordinated Creditor may not sell, assign or transfer the Subordinated Indebtedness without the prior consent of Senior Agent; provided, that prior to the consummation of any such transfer or assignment, the transferee thereof shall have become party to this Agreement (pursuant to a joinder in form and substance reasonably satisfactory to Senior Agent) to provide for the continued subordination of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of the Senior Lenders arising under this Agreement; provided, further, that notwithstanding the failure of Subordinated Creditor to comply with the foregoing and the failure of any transferee to execute or deliver such joinder agreement, the subordination effected hereby shall survive any sale, assignment, pledge, Disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of Subordinated Creditor.

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19. Subrogation. At such time as the Senior Indebtedness has been Finally Paid (and is not subject to avoidance under Section 547 of the Bankruptcy Code), Subordinated Creditor shall be subrogated, to the extent of the Senior Indebtedness so paid, to the rights of the holder of the Senior Indebtedness to receive Distributions until all amounts owing on the Subordinated Indebtedness shall be paid in full. For the purpose of such subrogation no Distributions to the holders of the Senior Indebtedness by or on behalf of such Loan Party or Subordinated Creditor by virtue of the provisions hereof which otherwise would have been made to Subordinated Creditor shall, as between the Loan Party, a creditor of such Loan Party (other than Subordinated Creditor and the Senior Lenders), and Subordinated Creditor, be deemed to be payment by such Loan Party to or on account of the Subordinated Indebtedness; it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Creditor, on the one hand, and the Senior Lenders, on the other hand.

20. Termination; Reinstatement. This Agreement shall continue and shall be irrevocable until the earlier of (a) the date on which all of the Senior Indebtedness has been Finally Paid or otherwise discharged and released in writing by the Senior Lenders and (b) the date on which Senior Agent has received evidence reasonably satisfactory to Senior Agent of the satisfaction, in the form of common Equity Interests of the Parent, of all of the Parent’s obligations under the Subordinated Note, together with a termination and release agreement reasonably satisfactory to Senior Agent with respect to the Subordinated Documents, duly executed by the Parent and Subordinated Creditor; provided, that, in the case of any termination of this Agreement under the preceding clause (a), (i) the obligations of Subordinated Creditor under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded, set aside or is otherwise required to be restored or returned by Senior Agent or any Senior Creditor by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding, such payment being declared fraudulent or preferential, or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its respective property, or otherwise, all as though such payment had not been made and (ii) Section 19 hereof shall continue in full force and effect until the Subordinated Indebtedness is paid in full. Subordinated Creditor agrees that it shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to it shall instead by allocated and turned over for application in accordance with the priorities set forth in this Agreement.

21. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. EACH LOAN PARTY AND SUBORDINATED CREDITOR HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ANY LOAN PARTY OR SUBORDINATED CREDITOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK OR, IF SENIOR AGENT OR ANY SENIOR CREDITOR INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR AGENT OR SUCH SENIOR CREDITOR SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH LOAN PARTY, SUBORDINATED CREDITOR AND SENIOR CREDITOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ACCORDANCE WITH THE FOREGOING AND HEREBY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SENIOR AGENT OR SENIOR CREDITORS, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SENIOR AGENT OR SENIOR CREDITORS, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH LOAN PARTY AND SUBORDINATED CREDITOR HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

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22. Jury Trial. EACH LOAN PARTY, SUBORDINATED CREDITOR AND SENIOR CREDITOR HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL‑ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH LOAN PARTY, SUBORDINATED CREDITOR AND SENIOR CREDITOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH LOAN PARTY, SUBORDINATED CREDITOR AND SENIOR CREDITOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 22 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

23. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

24. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

25. Headings. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

26. Disclosures, Non-Reliance. Each Senior Creditor and Subordinated Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of each Loan Party and no Senior Creditor or Subordinated Creditor shall have any obligation or duty to disclose any such information to any other Senior Creditor or Subordinated Creditor, as the case may be. Except as expressly set forth in this Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Subordinated Indebtedness or the Senior Indebtedness or any collateral or guaranty which may have been granted to any of them in connection therewith, (b) the title to or right to any Collateral by any Loan Party or (c) any other matter except as expressly set forth in this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SUBORDINATED CREDITOR:

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Geoff Huber
Name:	Geoff Huber
Title:	Senior Managing Director

[Signature Page to Subordination and Intercreditor Agreement (Thrivent Financial for Lutherans)]

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SENIOR AGENT: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Walt Hill
Name:	Walt Hill
Title:	Senior Vice President

[Signature Page to Subordination and Intercreditor Agreement (Thrivent Financial for Lutherans)]

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ACKNOWLEDGED AND AGREED:

BORROWERS:

GEE GROUP INC.		TRIAD LOGISTICS, INC.

By:	/s/ Andrew J. Norstrud	By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud	Name:	Andrew J. Norstrud
Title:	CFO	Title:	CFO

SCRIBE SOLUTIONS INC.		PALADIN CONSULTING, INC.

By:	/s/ Andrew J. Norstrud	By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud	Name:	Andrew J. Norstrud
Title:	CFO	Title:	CFO

AGILE RESOURCES, INC.		BMCH, INC.

By:	/s/ Andrew J. Norstrud	By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud	Name:	Andrew J. Norstrud
Title:	CFO	Title:	CFO

ACCESS DATA CONSULTING CORPORATION		GEE GROUP PORTFOLIO INC.

By:	/s/ Andrew J. Norstrud	By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud	Name:	Andrew J. Norstrud
Title:	CFO	Title:	CFO

TRIAD PERSONNEL SERVICES, INC.		SNI COMPANIES

By:	/s/ Andrew J. Norstrud	By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud	Name:	Andrew J. Norstrud
Title:	CFO	Title:	CFO

[Signature Page to Subordination and Intercreditor Agreement (Thrivent Financial for Lutherans)]

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